UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 24, 2018

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, Registrant held its annual meeting of shareholders. Set forth below are the final voting results for each of the three proposals submitted to a vote of the shareholders.

Proposal One.  Election of Directors.  Each of the ten nominees listed below was elected a director of Registrant to hold office until he or she is succeeded by another qualified director or until his or her earlier resignation or removal from office.

Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
Alessandro Bogliolo	100,687,630	332,356	93,575	7,807,821
Rose Marie Bravo	97,386,005	2,437,395	1,290,161	7,807,821
Roger N. Farah	99,258,413	1,731,878	123,270	7,807,821
Lawrence K. Fish	100,125,199	892,349	96,013	7,807,821
Abby F. Kohnstamm	96,939,446	2,944,936	1,229,179	7,807,821
James E. Lillie	100,600,415	387,082	126,064	7,807,821
William A. Shutzer	99,355,853	1,623,236	134,472	7,807,821
Robert S. Singer	99,367,810	1,622,723	123,028	7,807,821
Francesco Trapani	100,326,825	663,023	123,713	7,807,821
Annie Young-Scrivner	100,821,396	171,675	120,490	7,807,821

Proposal Two.  Ratification of the selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm to audit Registrant’s consolidated financial statements for the fiscal year ending January 31, 2019.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
106,950,099	1,875,764	95,519	---

Proposal Three.  Approval, on an advisory basis, of the compensation paid to Registrant’s named executive officers in the fiscal year ended January 31, 2018.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
72,584,669	27,992,554	536,338	7,807,821

Item 8.01	Other Events.

At a meeting of the Board of Directors of Registrant, held on May 24, 2018, the Board adopted revised Corporate Governance Principles for Registrant. The amended and restated Corporate Governance Principles are attached hereto as Exhibit 10.37 to this Current Report on Form 8-K.

On May 24, 2018, Registrant issued a news release announcing that its Board of Directors has declared a 10% increase in the quarterly dividend rate on its Common Stock. This action increases the rate from $0.50 per share to a new rate of $0.55 per share, effective with the next payment on July 10, 2018. A copy of the May 24, 2018 news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.37	Corporate Governance Principles, amended and restated effective May 24, 2018.

99.1	News Release dated May 24, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: May 24, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.37	Corporate Governance Principles, amended and restated effective May 24, 2018.

99.1	News Release dated May 24, 2018.